UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2023

Date of reporting period:	November 1 , 2022 – October 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Short Duration Bond Fund

Annual report
10 | 31 | 23

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PARTX

Putnam
Short Duration Bond
Fund

Annual report
10 | 31 | 23

Message from the Trustees

December 7, 2023

Dear Fellow Shareholder:

The U.S. economy has defied expectations of a recession year to date, with the pace of growth picking up speed in the third quarter. At the same time, volatility in financial markets has increased. Stock prices fell in late summer and early fall. Bond prices also declined during this time, while yields, which move in the opposite direction, rose. In October 2023, the 10-year U.S. Treasury yield, a key benchmark for setting mortgage rates, briefly rose above 5% for the first time since 2007.

Markets have been pressured by inflation, which has moderated but remains above the U.S. Federal Reserve’s target rate of 2%. In its continuing effort to bring down inflation, the Fed has indicated short-term interest rates will remain high heading into next year. This restrictive policy may keep the risk of recession alive in 2024 unless the U.S. economy slows without contracting.

Your investment team is analyzing shifting market conditions, actively navigating risks, and identifying attractive opportunities for your fund. An update on your fund is in the report that follows.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before June 1, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

Lipper peer group median is provided by Lipper, an LSEG company.

* The Putnam Short Duration Bond Linked Benchmark represents the performance of the ICE BofA U.S. Treasury Bill Index through May 31, 2018, and the performance of the ICE BofA 1-3 Year U.S. Corporate Index thereafter.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/23. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on page 12.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Short Duration Bond Fund

What was the market like during the 12-month reporting period ended October 31, 2023?

Short-term fixed income delivered positive performance amid considerable market volatility. Rising interest rates, inflation, U.S. debt concerns, and fears of a recession weighed on investor sentiment for much of the period. More recently, a growing realization that interest rates might stay higher for longer pushed bond yields to their highest levels in more than a decade. Elevated geopolitical tensions, particularly in the Middle East, Russia, and Ukraine, further heightened market uncertainty.

In July 2023, the Federal Reserve raised interest rates by 0.25% to a range of 5.25%–5.50%. The Fed left its benchmark rate unchanged at the September 2023 meeting, but its commentary took on a more hawkish tone. The Fed suggested another interest-rate hike was possible before the end of 2023. Policymakers also indicated the need to keep interest rates high well into 2024 to ensure inflation drops back down to its 2% target rate and that, when rates eventually come down, it may happen more slowly than previously projected. Yields on U.S. Treasuries rose, and prices fell further,

Short Duration Bond Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 10/31/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/23. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Short Duration Bond Fund

as investors ratcheted up their expectations for the Fed’s terminal interest rate. This amplified recession concerns and weighed on interest-rate-sensitive investments. Following the close of the period, the Fed maintained its policy rate but affirmed another increase may be necessary to bring inflation down to its 2% target given the strength of the labor market.

Shorter-maturity bonds, such as those held by the fund, fared better than longer-maturity bonds given their lower sensitivity to interest rates. The fund’s primary benchmark, the ICE BofA 1-3 Year U.S. Corporate Index, returned 4.40%. The Bloomberg U.S. Aggregate Bond Index, which is composed largely of U.S. Treasuries, highly rated corporate bonds, and mortgage-backed securities, returned 0.36%.

How did the fund perform for the 12-month reporting period ended October 31, 2023?

The fund outperformed the return of its primary benchmark, the ICE BofA 1-3 Year U.S. Corporate Index, and its secondary benchmark, the Putnam Short Duration Bond Linked Benchmark. The fund also outperformed the median return of the funds ranked in its Lipper peer group, Short Investment Grade Debt Funds.

Which holdings and strategies aided the fund’s performance versus the primary benchmark during the period?

Investment-grade corporate credit was the largest contributor to relative performance during the period. The fund’s structurally underweight position in corporate credit versus its primary benchmark was beneficial, as corporate credit spreads exhibited higher levels of volatility and widened in calendar 2023. [Spreads are the yield advantage bonds that carry credit risk offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] Positioning within sectors, including banking and technology, also contributed positively to relative returns.

The fund’s exposure to residential mortgage credit, including an allocation to credit risk transfer securities, aided performance. The U.S. housing market remained resilient even as mortgage rates soared. The fund’s mortgage credit positioning was noteworthy in September 2023. The portfolio’s exposure to commercial mortgage credit augmented performance.

What are your current views on the major sectors in which the fund invests?

Within investment-grade corporate credit, healthy market dynamics kept investment-grade spread volatility low despite looming macroeconomic risks that could weigh on corporate balance sheets. With that backdrop, we continue to seek out and find pockets of idiosyncratic opportunity but maintain our cautious view on investment-grade credit over the intermediate term.

In the commercial mortgage credit market, property prices, in our view, are likely to continue to face pressure over the medium term, although we believe this will vary significantly by geography and property type. In our view, property types that can adjust rents, such as hotels and apartments, will hold their value better. On the other hand, we believe property types with longer leases and greater exposure to rising capital costs and/or in need of capital investment will face pressure. At this point, office properties represent the largest risk within the CMBS market, in our view. However, we believe much of this additional risk is already priced into the market, with significant spread widening occurring during the past year and a half. This has created opportunities for security selection. We expect greater return dispersion across subsectors in the near term, which

Short Duration Bond Fund 5

increases the importance of rigorous loan-level analysis to uncover relative value.

Within residential mortgage credit, U.S. homeowner balance sheets remain strong, in our view. They are supported by a combination of locked-in, ultra-low mortgage rates and substantial home price appreciation experienced in recent years. This limits the likelihood of a housing and/or economic correction leading to widespread defaults or delinquencies, in our view. So, we don’t expect the supply of homes on the market to increase substantially due to distressed home sales. Given our cautious macroeconomic and housing outlook, we favor higher-quality bonds with shorter spread durations and bonds with seasoned collateral that can withstand home price declines due to a significant build-up in home equity.

Regarding term structure and currency risk, we expect to maintain relatively neutral duration [interest-rate sensitivity] positioning versus the benchmark and do not expect to take active currency risk.

How did the fund use derivatives during the period?

We used interest-rate swaps for hedging term-structure risk, yield curve positioning, and gaining exposure to interest rates in various countries.

What is the team’s outlook for short-term fixed income markets?

We believe future monetary policy decisions will be influenced by incoming economic data. With that in mind, we do not envision quick Fed interest-rate cuts due to a resilient labor market and sticky core inflation.

We expect balance sheets for the banking sector to remain stable, particularly within the larger systemically important banks, which dominate that exposure in the fund. We believe most banks will continue to maintain levels of capitalization at or above long-term targets. Meanwhile, current asset quality profiles remain on solid footing, in our view, helping these institutions to weather this potentially more challenging period.

We remain focused on downside protection, utilizing the expertise of Putnam’s Fixed Income team to diversify the portfolio across both corporate and mortgage credit risk. In keeping with the fund’s lower duration, we will continue to source attractive relative value opportunities at the short end of the yield curve as market conditions evolve.

Thank you for your time and for bringing us up to date, Albert.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

6 Short Duration Bond Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2023, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. Before June 1, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors.

Annualized fund performance Total return for periods ended 10/31/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (12/23/08)
Before sales charge	1.48%	1.47%	1.43%	–0.05%	4.66%
After sales charge	1.32	1.24	0.97	–0.80	2.31
Class B (12/23/08)
Before CDSC	1.33	1.31	1.22	–0.25	4.46
After CDSC	1.33	1.31	1.22	–0.25	3.46
Class C (12/23/08)
Before CDSC	1.07	0.87	0.67	–0.80	3.78
After CDSC	1.07	0.87	0.67	–0.80	2.78
Class R (12/23/08)
Net asset value	1.22	1.21	1.18	–0.29	4.39
Class R6 (7/2/12)
Net asset value	1.74	1.73	1.68	0.21	4.91
Class Y (12/23/08)
Net asset value	1.73	1.72	1.68	0.17	4.81

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Short Duration Bond Fund 7

Comparative annualized index returns For periods ended 10/31/23

	Life of fund	10 years	5 years	3 years	1 year
ICE BofA 1-3 Year U.S.
Corporate Index	2.94%	1.63%	1.75%	–0.30%	4.40%
Putnam Short Duration Bond
Linked Benchmark*	0.83	1.15	1.75	–0.30	4.40
Lipper Short Investment
Grade Debt Funds
category median†	2.18	1.22	1.37	–0.25	4.11

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group median is provided by Lipper, an LSEG company.

* The Putnam Short Duration Bond Linked Benchmark represents the performance of the ICE BofA U.S. Treasury Bill Index through May 31, 2018, and the performance of the ICE BofA 1-3 Year U.S. Corporate Index thereafter.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/23, there were 382, 351, 318, 232, and 152 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $11,389 and $10,899, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $11,282, $11,868, and $11,858, respectively.

* The Putnam Short Duration Bond Linked Benchmark represents the performance of the ICE BofA U.S. Treasury Bill Index through May 31, 2018, and the performance of the ICE BofA 1-3 Year U.S. Corporate Index thereafter.

8 Short Duration Bond Fund

Fund price and distribution information For the 12-month period ended 10/31/23

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	12		12	12	12	12	12
Income	$0.305076		$0.285579	$0.232786	$0.282597	$0.329474	$0.329474
Capital gains	—		—	—	—	—	—
Total	$0.305076		$0.285579	$0.232786	$0.282597	$0.329474	$0.329474
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
10/31/22	$9.42	$9.64	$9.41	$9.40	$9.47	$9.46	$9.44
10/31/23	9.55	9.77	9.54	9.52	9.60	9.59	9.56
	Before	After	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value
Current dividend rate[1]	3.74%	3.65%	3.53%	2.98%	3.48%	3.98%	3.99%
Current 30-day SEC yield
(with expense
limitation)[2]	N/A	5.33	5.25	4.70	5.19	5.71	5.71

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 9/30/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (12/23/08)
Before sales charge	1.48%	1.50%	1.40%	–0.04%	4.22%
After sales charge	1.32	1.27	0.94	–0.80	1.87
Class B (12/23/08)
Before CDSC	1.33	1.33	1.19	–0.24	4.01
After CDSC	1.33	1.33	1.19	–0.24	3.01
Class C (12/23/08)
Before CDSC	1.07	0.90	0.64	–0.79	3.34
After CDSC	1.07	0.90	0.64	–0.79	2.34
Class R (12/23/08)
Net asset value	1.22	1.25	1.14	–0.28	3.95
Class R6 (7/2/12)
Net asset value	1.74	1.75	1.65	0.21	4.47
Class Y (12/23/08)
Net asset value	1.73	1.75	1.63	0.18	4.37

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Short Duration Bond Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/22	0.62%	0.82%	1.37%	0.87%	0.37%	0.37%
Annualized expense ratio for the
six-month period ended 10/31/23*	0.62%	0.82%	1.37%	0.87%	0.37%	0.37%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/23 to 10/31/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.14	$4.15	$6.92	$4.40	$1.87	$1.87
Ending value (after expenses)	$1,008.40	$1,007.30	$1,003.50	$1,007.10	$1,009.60	$1,008.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

10 Short Duration Bond Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/23, use the following calculation method. To find the value of your investment on 5/1/23, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.16	$4.18	$6.97	$4.43	$1.89	$1.89
Ending value (after expenses)	$1,022.08	$1,021.07	$1,018.30	$1,020.82	$1,023.34	$1,023.34

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Short Duration Bond Fund 11

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) 1-3 Year U.S. Corporate Index is an unmanaged index of U.S. investment-grade corporate debt with a remaining term to maturity of less than three years.

ICE BofA U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

Putnam Short Duration Bond Linked Benchmark represents the performance of the ICE BofA U.S. Treasury Bill Index through May 31, 2018, and the performance of the ICE BofA 1-3 Year U.S. Corporate Index thereafter.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, an LSEG company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

12 Short Duration Bond Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of October 31, 2023, Putnam employees had approximately $466,000,000 and the Trustees had approximately $64,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in May 2023. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2022 through December 2022. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2022. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Short Duration Bond Fund 13

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

14 Short Duration Bond Fund

Trustee approval of management contracts

Consideration of your fund’s new
and interim management, sub-management
and sub-advisory contracts

At their meeting on June 23, 2023, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”) approved, subject to approval by your fund’s shareholders, a new management contract with Putnam Investment Management (“Putnam Management”), a new sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and a new sub-advisory contract among Putnam Management, PIL and another affiliate, The Putnam Advisory Company (“PAC”) (collectively, the “New Management Contracts”). The Trustees considered the proposed New Management Contracts in connection with the planned acquisition of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) by a subsidiary of Franklin Resources, Inc. (“Franklin Templeton”). The Trustees considered that, on May 31, 2023, Franklin Templeton and Great-West Lifeco Inc., the parent company of Putnam Holdings, announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Trustees noted that Putnam Holdings was the parent company of Putnam Management, PIL and PAC. The Trustees were advised that the Transaction would result in a “change of control” of Putnam Management, PIL and PAC and would cause your fund’s current Management Contract with Putnam Management, Sub-Management Contract with PIL and Sub-Advisory Contract with PAC (collectively, the “Current Management Contracts”) to terminate in accordance with the 1940 Act. The Trustees considered that the New Management Contracts would take effect upon the closing of the Transaction, which was expected to occur in the fourth quarter of 2023.

In addition to the New Management Contracts, the Trustees also approved interim management, sub-management and sub-advisory contracts with Putnam Management, PIL and PAC, respectively (the “Interim Management Contracts”), which would take effect in the event that for any reason shareholder approval of a New Management Contract was not received by the time of the Transaction closing. The Trustees considered that each Interim Management Contract that became effective would remain in effect until shareholders approved the proposed New Management Contract, or until 150 days elapse after the closing of the Transaction, whichever occurred first. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Management Contracts and the continuance of your fund’s Current Management Contracts also apply to the Trustees’ consideration of the Interim Management Contracts, supplemented by consideration of the terms, nature and reason for any Interim Management Contract.

The Independent Trustees met with their independent legal counsel, as defined in Rule 0 – 1(a)(6) under the 1940 Act (their “independent legal counsel”), and representatives of Putnam Management and its parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada and Franklin Templeton to further discuss the potential Transaction, including Franklin Templeton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts and other anticipated impacts of the Transaction on the funds and their shareholders, independent legal counsel for the Independent Trustees furnished an initial information request to Franklin Templeton (the “Initial Franklin Request”). At a

Short Duration Bond Fund 15

special meeting of the full Board of Trustees held on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the Initial Franklin Request. At the meeting, representatives of Franklin Templeton discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20 and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement of the Transaction on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin Templeton. At the Board of Trustees’ regular in-person meeting held on June 22–23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the Current Management Contracts. They noted that the terms of the proposed New Management Contracts were substantially identical to the Current Management Contracts, except for certain changes designed largely to address differences among various of the existing contracts, which had been developed and implemented at different times in the past.

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including:1

(i) Franklin Templeton’s and Putnam Management’s belief that the Transaction would not adversely affect the funds or their shareholders and their belief that the Transaction was likely to result in certain benefits (described below) for the funds and their shareholders;

(ii) That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;

(iii) That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;

(iv) That, while Putnam Management’s organizational structure was not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment professionals in Franklin Templeton’s investment

1 All subsequent references to Putnam Management describing the Board of Trustees’ considerations should be deemed to include references to PIL and PAC as necessary or appropriate in the context.

16 Short Duration Bond Fund

solutions group, with both Franklin Templeton groups reporting to Franklin Templeton’s Head of Public Markets;

(v) Franklin Templeton’s expectation that there would not be any changes in the investment objectives, strategies or portfolio holdings of the funds as a result of the Transaction;

(vi) That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees or expense limitations, or current plans to make changes to the funds’ existing distribution arrangements;

(vii) Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there was not expected to be any diminution in the nature, quality and extent of services provided to the funds and their shareholders by Putnam Management, PIL and PAC, including compliance and other non-advisory services;

(viii) That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but would continue to evaluate how best to position the funds in the market;

(ix) The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:

a. That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;

b. That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and

c. Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;

(x) The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries;

(xi) Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve perceived operational efficiencies or improvements to the portfolio management process;

(xii) Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;

(xiii) That the current senior management teams at Putnam Management and Power Corporation of Canada had indicated their strong support of the Transaction and that Putnam Management had recommended that the Board of Trustees approve the New Management Contracts; and

(xiv) Putnam Management’s and Great-West Lifeco Inc.’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with the proxy solicitation in connection with seeking shareholder approval of the New Management Contracts.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions, as described below, in connection with their annual review of the funds’ Current Management Contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process.

Based upon the foregoing considerations, on June 23, 2023, the Board of Trustees, including all of the Independent Trustees, unanimously approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

Short Duration Bond Fund 17

General conclusions — Current
Management Contracts

The Board of Trustees oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management, the sub-management contract with respect to your fund between Putnam Management and PIL and the sub-advisory contract among Putnam Management, PIL and PAC. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees did not attempt to evaluate PIL or PAC as separate entities.) The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board of Trustees’ independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Board of Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s Current Management Contracts, effective July 1, 2023, and the approval of your fund’s New Management Contracts and Interim Management Contracts, as discussed above.

The Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam mutual funds and closed-end funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer funds (including the exchange-traded funds) or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. The Trustees also took into account their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023

18 Short Duration Bond Fund

of the Interim Management Contracts and the New Management Contracts, which had been proposed in light of the Transaction (which would cause the fund’s Current Management Contracts to terminate in accordance with applicable law or the terms of each contract).

Management fee schedules
and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and any breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two mutual funds, one of which is your fund, and each of the exchange-traded funds have implemented so-called “all-in” or unitary management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund pays a management fee at a fixed rate of 37 basis points to Putnam Management. Putnam Management is obligated to pay, out of the management fee, all of the fund’s organizational and other operating expenses (including investor servicing fees), excluding only fees payable under the fund’s distribution plans, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees, Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2022. These expense limitations were: (i) a contractual expense limitation applicable to specified mutual funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified mutual funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2022. (In light of the fact that, under your fund’s management contract, Putnam Management bears many of the fund’s organizational and operating expenses, as a practical matter it is unlikely that these expense limitations would become operative with respect to your fund.) Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2025. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have the mutual fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve your fund’s New Management Contracts and Interim Management Contracts and the continuance of your fund’s Current Management Contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2022. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2022 reflected the most recent

Short Duration Bond Fund 19

fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2022 for each of the applicable agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that

20 Short Duration Bond Fund

the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2022, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at the end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2022. Your fund’s class A shares’ return, net of fees and expenses, was positive but trailed the return of its benchmark over the five-year period ended December 31, 2022, and was negative and trailed the return of its benchmark over the one-year and three-year periods ended December 31, 2022. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing.

Brokerage and soft-dollar allocations;
distribution and investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments

Short Duration Bond Fund 21

in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments made to Putnam Management’s affiliates by the mutual funds for distribution services and investor services. In conjunction with the review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the mutual funds to PSERV and PRM for such services were fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the mutual funds, and that they were of a quality at least equal to those provided by other providers.

22 Short Duration Bond Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short Duration Bond Fund 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Short Duration Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Short Duration Bond Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 13, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 7, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Short Duration Bond Fund

The fund’s portfolio 10/31/23

CORPORATE BONDS AND NOTES (65.3%)*	Principal amount	Value
Banking (16.9%)
ABN AMRO Bank NV 144A sr. unsec. FRN 6.339%, 9/18/27 (Netherlands)	$4,100,000	$4,055,079
AIB Group PLC 144A sr. unsec. FRN 7.583%, 10/14/26 (Ireland)	1,458,000	1,475,916
Banco Santander SA sr. unsec. unsub. FRN 1.722%, 9/14/27 (Spain)	19,600,000	16,988,938
Bank of America Corp. unsec. sub. notes Ser. MTN, 4.45%, 3/3/26	32,011,000	30,653,093
Bank of America Corp. unsec. sub. notes Ser. MTN, 4.20%, 8/26/24	14,565,000	14,329,731
Bank of Nova Scotia (The) sr. unsec. notes 1.30%, 6/11/25 (Canada)	7,434,000	6,894,569
Banque Federative du Credit Mutuel SA 144A sr. unsec. notes 1.604%, 10/4/26 (France)	5,000,000	4,384,003
Barclays PLC sr. unsec. unsub. FRN 6.496%, 9/13/27 (United Kingdom)	2,300,000	2,278,454
BPCE SA 144A sr. unsec. unsub. FRN 5.975%, 1/18/27 (France)	1,415,000	1,392,483
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,060,000	1,022,552
Citigroup, Inc. sr. unsec. FRN 5.61%, 9/29/26	3,825,000	3,775,884
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	10,945,000	10,110,350
Citizens Bank NA sr. unsec. FRN 4.119%, 5/23/25	4,825,000	4,654,838
Credit Suisse AG/New York, NY sr. unsec. unsub. notes 1.25%, 8/7/26	14,188,000	12,377,154
Danske Bank A/S 144A sr. unsec. notes 1.549%, 9/10/27 (Denmark)	2,111,000	1,832,554
Deutsche Bank AG unsec. sub. notes 4.50%, 4/1/25 (Germany)	5,914,000	5,653,719
Fifth Third Bancorp sr. unsec. sub. notes 2.375%, 1/28/25	4,248,000	4,034,896
Fifth Third Bancorp sr. unsec. unsub. FRN 6.339%, 7/27/29	880,000	852,366
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	6,917,000	6,706,810
ING Groep NV sr. unsec. unsub. FRN 6.083%, 9/11/27 (Netherlands)	4,000,000	3,961,832
Intesa Sanpaolo SpA 144A unsec. sub. notes 5.71%, 1/15/26 (Italy)	3,750,000	3,557,585
JPMorgan Chase & Co. sr. unsec. unsub. FRN 4.023%, 12/5/24	4,627,000	4,615,372
JPMorgan Chase & Co. sr. unsec. unsub. FRN 2.083%, 4/22/26	2,313,000	2,173,816
KeyCorp sr. unsec. unsub. FRN Ser. MTN, 3.878%, 5/23/25	2,113,000	2,022,724
NatWest Group PLC sr. unsec. unsub. FRN 5.847%, 3/2/27 (United Kingdom)	1,765,000	1,733,918
PNC Bank NA unsec. sub. notes Ser. BKNT, 4.05%, 7/26/28	6,300,000	5,610,540
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 5.20%, 8/1/28 (Canada)	3,410,000	3,288,533
Santander Holdings USA, Inc. sr. unsec. FRN 2.49%, 1/6/28	4,000,000	3,443,686
Societe Generale SA 144A unsec. sub. notes 5.00%, 1/17/24 (France)	5,165,000	5,140,987
Truist Bank sr. unsec. notes Ser. BKNT, 2.15%, 12/6/24	2,500,000	2,387,268
Truist Bank sr. unsec. notes Ser. BKNT, 1.50%, 3/10/25	5,000,000	4,678,275
Truist Bank sr. unsec. unsub. notes Ser. BNKT, 3.20%, 4/1/24	5,643,000	5,575,969
Truist Financial Corp. sr. unsec. unsub. notes 4.00%, 5/1/25	958,000	920,491
UBS Group AG sr. unsec. unsub. notes 4.55%, 4/17/26 (Switzerland)	8,750,000	8,365,204
UBS Group AG 144A sr. unsec. FRB 9.016%, 11/15/33 (Switzerland)	2,270,000	2,542,889
UBS Group AG 144A sr. unsec. unsub. FRN 1.305%, 2/2/27 (Switzerland)	5,500,000	4,868,853
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN, 3.908%, 4/25/26	5,345,000	5,153,672
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN, 2.164%, 2/11/26	3,000,000	2,837,701
		206,352,704

Short Duration Bond Fund 25

CORPORATE BONDS AND NOTES (65.3%)* cont.	Principal amount	Value
Basic materials (4.4%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)	$265,000	$255,443
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	1,369,000	1,336,210
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.05%, 3/15/25 (Germany)	232,000	231,285
Celanese US Holdings, LLC company guaranty sr. unsec. notes 3.50%, 5/8/24 (Germany)	787,000	775,876
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	10,693,000	9,312,476
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	5,369,000	5,116,314
Georgia-Pacific, LLC 144A sr. unsec. notes 1.75%, 9/30/25	4,244,000	3,935,155
Georgia-Pacific, LLC 144A sr. unsec. notes 0.95%, 5/15/26	8,790,000	7,797,724
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 6.125%, 10/6/28	2,500,000	2,478,350
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 5.40%, 5/8/28	1,429,000	1,381,589
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 1.625%, 4/27/26	2,500,000	2,251,806
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 1.625%, 9/1/25	8,686,000	8,021,595
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4.625%, 4/29/24	894,000	887,164
Graphic Packaging International, LLC 144A company guaranty sr. notes 1.512%, 4/15/26	7,461,000	6,616,534
International Flavors & Fragrances, Inc. 144A sr. unsec. unsub. notes 1.23%, 10/1/25	4,600,000	4,147,082
		54,544,603
Capital goods (2.8%)
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26	5,000	4,771
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	11,250,000	9,694,248
Boeing Co. (The) sr. unsec. notes 2.75%, 2/1/26	10,330,000	9,613,680
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	1,599,000	1,349,662
L3Harris Technologies, Inc. sr. unsec. unsub. notes 5.40%, 1/15/27	2,105,000	2,067,291
Northrop Grumman Corp. sr. unsec. notes 2.93%, 1/15/25	5,224,000	5,045,613
Republic Services, Inc. sr. unsec. notes 2.50%, 8/15/24	2,550,000	2,480,671
Republic Services, Inc. sr. unsec. notes 0.875%, 11/15/25	5,098,000	4,625,740
		34,881,676
Communication services (4.4%)
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	4,403,000	3,952,911
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27	8,161,000	7,210,123
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	7,247,000	6,877,476
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25	2,213,000	2,163,824
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25	1,373,000	1,375,741
Crown Castle, Inc. sr. unsec. notes 3.20%, 9/1/24 R	6,840,000	6,675,003
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	718,000	655,015

26 Short Duration Bond Fund

CORPORATE BONDS AND NOTES (65.3%)* cont.	Principal amount	Value
Communication services cont.
Equinix, Inc. sr. unsec. sub. notes 1.00%, 9/15/25 R	$6,000,000	$5,463,509
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	1,484,000	1,521,955
T-Mobile USA, Inc. company guaranty sr. notes 1.50%, 2/15/26	8,000,000	7,255,720
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.25%, 2/15/26	1,257,000	1,156,259
Verizon Communications, Inc. sr. unsec. unsub. notes 2.625%, 8/15/26	10,000,000	9,206,951
		53,514,487
Consumer cyclicals (5.0%)
Block, Inc. sr. unsec. notes 2.75%, 6/1/26	10,575,000	9,489,597
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes 1.30%, 10/15/26	10,620,000	9,313,417
Gartner, Inc. 144A company guaranty sr. unsec. notes 4.50%, 7/1/28	8,368,000	7,528,844
Hyatt Hotels Corp. sr. unsec. notes 5.75%, 1/30/27	3,362,000	3,322,629
Hyatt Hotels Corp. sr. unsec. unsub. notes 1.80%, 10/1/24	750,000	721,493
Interpublic Group of Cos., Inc. (The) sr. unsec. notes 4.20%, 4/15/24	2,354,000	2,328,391
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	10,000,000	9,695,722
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	5,960,000	5,645,265
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27	4,700,000	4,078,759
VF Corp. sr. unsec. notes 2.40%, 4/23/25	1,138,000	1,071,565
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 3.755%, 3/15/27	8,828,000	8,127,057
		61,322,739
Consumer finance (3.8%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. notes 6.10%, 1/15/27 (Ireland)	10,000,000	9,835,972
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. notes 2.45%, 10/29/26 (Ireland)	2,900,000	2,579,634
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	2,100,000	1,926,711
Air Lease Corp. sr. unsec. unsub. notes 4.25%, 9/15/24	5,539,000	5,442,952
Aircastle, Ltd. 144A sr. unsec. notes 6.50%, 7/18/28	2,805,000	2,701,550
American Express Co. sr. unsec. unsub. notes 3.375%, 5/3/24	6,485,000	6,404,975
General Motors Financial Co., Inc. sr. unsec. sub. notes 2.75%, 6/20/25	4,070,000	3,840,820
General Motors Financial Co., Inc. sr. unsec. sub. notes 1.50%, 6/10/26	15,000,000	13,241,476
		45,974,090
Consumer staples (3.2%)
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 1.50%, 8/12/26	9,275,000	8,151,366
ERAC USA Finance, LLC 144A company guaranty sr. unsec. unsub. notes 3.30%, 12/1/26	3,000,000	2,775,087
Haleon US Capital, LLC company guaranty sr. unsec. unsub. notes 3.375%, 3/24/27	4,040,000	3,725,572
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. company guaranty sr. unsec. notes 3.00%, 2/2/29	1,660,000	1,366,703

Short Duration Bond Fund 27

CORPORATE BONDS AND NOTES (65.3%)* cont.	Principal amount	Value
Consumer staples cont.
JDE Peet’s NV 144A company guaranty sr. unsec. notes 1.375%, 1/15/27 (Netherlands)	$6,850,000	$5,883,202
Kenvue, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 5.35%, 3/22/26	1,365,000	1,360,157
Kenvue, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 5.05%, 3/22/28	2,000,000	1,962,660
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.417%, 5/25/25	1,392,000	1,361,708
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 3.40%, 11/15/25	3,456,000	3,298,813
Mondelez International Holdings Netherlands BV 144A company guaranty sr. unsec. unsub. notes 1.25%, 9/24/26 (Netherlands)	10,000,000	8,810,893
		38,696,161
Energy (1.0%)
Cheniere Energy Partners LP company guaranty sr. unsec. notes 4.50%, 10/1/29	5,380,000	4,816,972
Columbia Pipelines Operating Co., LLC 144A sr. unsec. notes 5.927%, 8/15/30	1,800,000	1,737,815
ONEOK, Inc. company guaranty sr. unsec. notes 5.65%, 11/1/28	3,000,000	2,927,404
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/28	766,000	743,705
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/25	1,194,000	1,187,463
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	388,000	387,379
		11,800,738
Financial (1.2%)
Ally Financial, Inc. sr. unsec. notes 4.75%, 6/9/27	2,715,000	2,458,241
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	10,200,000	9,743,726
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/27	2,000,000	1,828,895
Nasdaq, Inc. sr. unsec. notes 5.35%, 6/28/28	1,080,000	1,051,698
		15,082,560
Health care (4.2%)
AbbVie, Inc. sr. unsec. unsub. notes 3.20%, 5/14/26	9,905,000	9,340,565
Amgen, Inc. sr. unsec. unsub. notes 5.25%, 3/2/25	2,000,000	1,984,670
Amgen, Inc. sr. unsec. unsub. notes 5.15%, 3/2/28	4,720,000	4,597,573
Cigna Corp. sr. unsec. notes 1.25%, 3/15/26	5,543,000	4,986,775
CVS Health Corp. sr. unsec. unsub. notes 2.875%, 6/1/26	8,500,000	7,899,123
DH Europe Finance II SARL company guaranty sr. unsec. notes 2.20%, 11/15/24 (Luxembourg)	4,414,000	4,252,598
GE Healthcare Holding, LLC company guaranty sr. unsec. notes 5.65%, 11/15/27	2,020,000	1,999,283
HCA, Inc. company guaranty sr. unsec. notes 5.20%, 6/1/28	4,800,000	4,570,143
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	1,448,000	1,400,407
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.45%, 5/19/28 (Singapore)	5,735,000	5,481,581
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.45%, 5/19/26 (Singapore)	1,502,000	1,466,368
UnitedHealth Group, Inc. company guaranty sr. unsec. unsub. notes 1.25%, 1/15/26	4,211,000	3,843,285
		51,822,371

28 Short Duration Bond Fund

CORPORATE BONDS AND NOTES (65.3%)* cont.	Principal amount	Value
Insurance (2.2%)
Athene Global Funding 144A notes 1.73%, 10/2/26	$12,044,000	$10,465,558
CNO Global Funding 144A notes 1.75%, 10/7/26	3,340,000	2,924,525
Corebridge Financial, Inc. sr. unsec. notes 3.65%, 4/5/27	4,715,000	4,318,056
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	2,157,000	2,130,367
Pricoa Global Funding I 144A notes 2.40%, 9/23/24	5,000,000	4,839,277
Willis North America, Inc. company guaranty sr. unsec. unsub. notes 4.65%, 6/15/27	2,635,000	2,507,872
		27,185,655
Investment banking/Brokerage (5.0%)
Ares Capital Corp. sr. unsec. notes 2.875%, 6/15/27	4,581,000	3,972,993
Ares Capital Corp. sr. unsec. notes 2.15%, 7/15/26	4,299,000	3,775,781
Ares Capital Corp. sr. unsec. sub. notes 7.00%, 1/15/27	765,000	762,197
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 2.311%, 11/16/27 (Germany)	5,145,000	4,450,060
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 2.129%, 11/24/26 (Germany)	8,270,000	7,467,501
Goldman Sachs Group, Inc. (The) sr. unsec. FRN 1.948%, 10/21/27	15,000,000	13,155,233
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN 1.431%, 3/9/27	4,000,000	3,552,505
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 4.00%, 3/3/24	4,119,000	4,092,297
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.875%, 1/27/26	10,900,000	10,396,762
Morgan Stanley unsec. unsub. notes 3.95%, 4/23/27	10,000,000	9,208,574
		60,833,903
Real estate (0.5%)
Public Storage sr. unsec. notes 5.125%, 1/15/29 R	1,745,000	1,700,740
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	2,339,000	2,153,985
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 4.50%, 9/1/26 R	1,410,000	1,316,179
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	876,000	788,247
		5,959,151
Technology (4.6%)
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	6,000,000	5,914,382
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	5,295,000	4,949,041
Dell International, LLC/EMC Corp. company guaranty sr. notes 4.00%, 7/15/24	1,500,000	1,479,042
Marvell Technology, Inc. sr. unsec. notes 5.75%, 2/15/29	1,750,000	1,701,260
Meta Platforms, Inc. sr. unsec. notes 4.60%, 5/15/28	2,500,000	2,423,344
Meta Platforms, Inc. sr. unsec. unsub. notes 3.50%, 8/15/27	4,600,000	4,324,780
MSCI, Inc. 144A company guaranty sr. unsec. notes 4.00%, 11/15/29	3,200,000	2,754,684
Oracle Corp. sr. unsec. notes 2.50%, 4/1/25	6,500,000	6,200,630
Oracle Corp. sr. unsec. notes 1.65%, 3/25/26	3,400,000	3,083,760
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	10,000,000	9,205,241
VMware, Inc. sr. unsec. notes 1.40%, 8/15/26	13,989,000	12,322,494
Workday, Inc. sr. unsec. notes 3.50%, 4/1/27	1,600,000	1,484,586
		55,843,244

Short Duration Bond Fund 29

CORPORATE BONDS AND NOTES (65.3%)* cont.	Principal amount	Value
Transportation (0.8%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.95%, 3/10/25	$1,541,000	$1,492,085
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.45%, 7/1/24	2,300,000	2,260,618
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 2.70%, 11/1/24	5,000,000	4,825,313
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 1.20%, 11/15/25	1,385,000	1,250,146
		9,828,162
Utilities and power (5.3%)
AES Corp. (The) sr. unsec. notes 1.375%, 1/15/26	6,000,000	5,332,743
Alexander Funding Trust II 144A sr. notes 7.467%, 7/31/28	1,250,000	1,241,017
American Electric Power Co., Inc. jr. unsec. sub. notes 2.031%, 3/15/24	1,140,000	1,120,796
American Electric Power Co., Inc. sr. unsec. unsub. notes 1.00%, 11/1/25	4,000,000	3,629,718
Boardwalk Pipelines LP company guaranty sr. unsec. unsub. notes 5.95%, 6/1/26	3,805,000	3,769,189
Enbridge, Inc. company guaranty sr. unsec. notes 1.60%, 10/4/26 (Canada)	1,900,000	1,686,841
Energy Transfer LP company guaranty sr. unsec. notes 5.875%, 1/15/24	391,000	390,895
Energy Transfer LP company guaranty sr. unsec. notes 4.50%, 4/15/24	3,970,000	3,939,275
Eversource Energy sr. unsec. unsub. notes 5.45%, 3/1/28	1,000,000	976,219
Eversource Energy sr. unsec. unsub. notes Ser. H, 3.15%, 1/15/25	5,978,000	5,781,249
Eversource Energy sr. unsec. unsub. notes Ser. Q, 0.80%, 8/15/25	1,000,000	913,261
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 4.15%, 7/15/27	3,500,000	3,239,570
Kinder Morgan Energy Partners LP company guaranty sr. unsec. unsub. notes 4.30%, 5/1/24	6,450,000	6,391,635
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 6.051%, 3/1/25	2,220,000	2,218,729
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 5.749%, 9/1/25	1,653,000	1,645,229
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	2,855,000	2,802,396
NRG Energy, Inc. 144A sr. notes 2.00%, 12/2/25	2,000,000	1,818,788
Pacific Gas and Electric Co. sr. notes 6.10%, 1/15/29	785,000	755,281
Pacific Gas and Electric Co. sr. notes 3.25%, 2/16/24	5,000,000	4,956,255
Southern Co. (The) sr. unsec. unsub. notes 3.25%, 7/1/26	4,950,000	4,626,795
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	7,250,000	7,072,228
		64,308,109
Total corporate bonds and notes (cost $863,562,323)		$797,950,353

MORTGAGE-BACKED SECURITIES (17.4%)*	Principal amount	Value
Agency collateralized mortgage obligations (—%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 3724, Class CM, 5.50%, 6/15/37	$11,700	$11,441
REMICs Ser. 3539, Class PM, 4.50%, 5/15/37	4,361	4,192

30 Short Duration Bond Fund

MORTGAGE-BACKED SECURITIES (17.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 11-60, Class PA, 4.00%, 10/25/39	$4,232	$3,743
REMICs Ser. 10-81, Class AP, 2.50%, 7/25/40	9,575	8,841
Government National Mortgage Association Ser. 09-32, Class AB, 4.00%, 5/16/39	4,746	4,520
		32,737
Commercial mortgage-backed securities (10.0%)
ACRE Commercial Mortgage, Ltd. 144A FRB Ser. 21-FL4, Class A, 6.279%, 12/18/37 (Cayman Islands)	2,156,937	2,104,524
ACRES Commercial Realty, Ltd. 144A FRB Ser. 21-FL1, Class A, (CME Term SOFR 1 Month + 1.31%), 6.65%, 6/15/36	2,170,380	2,138,588
AREIT Trust 144A FRB Ser. 20-CRE4, Class C, 8.558%, 4/15/37	4,060,191	3,927,423
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.313%, 1/15/49 W	13,839	28
BANK
FRB Ser. 17-BNK9, Class XA, IO, 0.756%, 11/15/54 W	52,632,474	1,190,604
FRB Ser. 17-BNK8, Class XA, IO, 0.711%, 11/15/50 W	25,664,078	587,656
BDS Ltd. 144A FRB Ser. 21-FL8, Class B, 6.799%, 1/18/36 (Cayman Islands)	3,538,000	3,445,750
BDS, Ltd. 144A
FRB Ser. 21-FL10, Class A, (CME Term SOFR 1 Month + 1.46%), 6.799%, 12/16/36 (Cayman Islands)	2,726,000	2,691,132
FRB Ser. 21-FL9, Class A, (CME Term SOFR 1 Month + 1.18%), 6.519%, 11/16/38 (Cayman Islands)	1,559,988	1,528,513
CD Commercial Mortgage Trust
FRB Ser. 16-CD1, Class XA, IO, 1.363%, 8/10/49 W	7,818,511	204,208
FRB Ser. 17-CD6, Class XA, IO, 0.873%, 11/13/50 W	17,579,357	393,880
CFCRE Commercial Mortgage Trust FRB Ser. 16-C4, Class XA, IO, 1.603%, 5/10/58 W	30,319,700	860,770
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D, 5.249%, 12/15/47 W	152,737	143,573
Citigroup Commercial Mortgage Trust FRB Ser. 14-GC19, Class GC19, 5.085%, 3/11/47 W	1,191,000	1,116,772
Citigroup Commercial Mortgage Trust 144A FRB Ser. 14-GC19, Class D, 5.085%, 3/11/47 W	2,888,000	2,602,818
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.299%, 12/10/44 W	332,000	267,963
FRB Ser. 13-CR13, Class C, 5.01%, 11/10/46 W	3,422,000	2,907,845
FRB Ser. 14-CR17, Class C, 4.76%, 5/10/47 W	1,040,000	953,914
Ser. 14-CR16, Class B, 4.582%, 4/10/47	2,744,000	2,663,060
FRB Ser. 15-CR25, Class B, 4.516%, 8/10/48 W	3,315,000	3,082,193
FRB Ser. 14-LC15, Class XA, IO, 1.035%, 4/10/47 W	13,848,849	3,482
FRB Ser. 14-CR20, Class XA, IO, 0.925%, 11/10/47 W	50,029,549	238,641
FRB Ser. 15-CR26, Class XA, IO, 0.894%, 10/10/48 W	38,932,612	472,486
FRB Ser. 15-LC21, Class XA, IO, 0.635%, 7/10/48 W	60,453,893	470,071
FRB Ser. 14-CR14, Class XA, IO, 0.281%, 2/10/47 W	12,801,292	128
COMM Mortgage Trust 144A FRB Ser. 10-C1, Class D, 5.792%, 7/10/46 W	320,344	294,612
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1, Class AJ, 5.816%, 2/15/41 W	497,986	152,857

Short Duration Bond Fund 31

MORTGAGE-BACKED SECURITIES (17.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
CSAIL Commercial Mortgage Trust
Ser. 15-C1, Class XA, IO, 0.806%, 4/15/50 W	$43,519,323	$240,170
FRB Ser. 18-CX12, Class XA, IO, 0.532%, 8/15/51 W	170,933,584	4,568,286
CSMC Trust FRB Ser. 16-NXSR, Class XA, IO, 0.679%, 12/15/49 W	66,773,862	1,029,987
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.359%, 8/10/44 W	3,207,531	2,861,753
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K739, Class XAM, IO, 1.568%, 9/25/27 W	36,816,638	1,846,354
Multifamily Structured Pass-Through Certificates Ser. K738, Class XAM, IO, 1.366%, 3/25/27 W	17,882,000	694,805
Multifamily Structured Pass-Through Certificates FRB Ser. KC06, Class X1, IO, 0.882%, 6/25/26 W	31,114,478	278,599
Multifamily Structured Pass-Through Certificates FRB Ser. K737, Class X1, IO, 0.632%, 10/25/26 W	65,885,189	914,355
FREMF Mortgage Trust 144A Ser. 15-K48, Class X2A, IO, 0.10%, 8/25/48	376,429,745	412,191
Government National Mortgage Association FRB Ser. 21-17, IO, 1.051%, 1/16/61	18,125,050	1,294,690
GS Mortgage Securities Corp., II 144A Ser. 13-GC10, Class C, 4.285%, 2/10/46 W	3,017,659	2,891,789
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.089%, 1/10/47 W	748,000	561,093
FRB Ser. 14-GC22, Class C, 4.685%, 6/10/47 W	451,000	267,396
FRB Ser. 14-GC24, Class XA, IO, 0.683%, 9/10/47 W	81,051,402	268,888
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.358%, 8/10/43 W	1,563,000	1,249,544
FRB Ser. 11-GC5, Class B, 5.153%, 8/10/44 W	2,415,000	1,999,156
Ser. 10-C1, Class B, 5.148%, 8/10/43	238,065	233,572
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class C, 4.627%, 4/15/47 W	2,024,000	1,907,828
FRB Ser. 13-C12, Class C, 3.958%, 7/15/45 W	2,979,044	2,658,107
JPMBB Commercial Mortgage Securities Trust 144A FRB Ser. 13-C15, Class D, 4.972%, 11/15/45 W	5,084,810	4,426,189
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class B, 5.013%, 2/15/46 W	1,453,345	1,350,012
FRB Ser. 12-C6, Class E, 4.964%, 5/15/45 W	532,000	435,703
FRB Ser. 12-LC9, Class D, 3.784%, 12/15/47 W	173,000	134,387
LB-UBS Commercial Mortgage Trust FRB Ser. 06-C6, Class AJ, 5.452%, 9/15/39 W	94,429	35,895
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class AS, 3.119%, 4/20/48 W	512,267	493,062
MF1 Multifamily Housing Mortgage, Ltd. 144A FRB Ser. 21-FL6, Class A, (CME Term SOFR 1 Month + 1.21%), 6.549%, 7/16/36 (Cayman Islands)	2,723,956	2,676,698
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C13, Class B, 4.729%, 11/15/46 W	2,813,000	2,710,044
Ser. 13-C13, Class AS, 4.266%, 11/15/46	4,699,000	4,660,055
FRB Ser. 13-C9, Class C, 3.754%, 5/15/46 W	3,168,000	2,312,640
FRB Ser. 14-C17, Class XA, IO, 1.025%, 8/15/47 W	4,409,997	8,626

32 Short Duration Bond Fund

MORTGAGE-BACKED SECURITIES (17.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 15-C26, Class XA, IO, 0.963%, 10/15/48 W	$46,660,204	$463,499
FRB Ser. 17-C34, Class XA, IO, 0.771%, 11/15/52 W	230,887,585	5,106,564
FRB Ser. 16-C32, Class XA, IO, 0.649%, 12/15/49 W	93,110,906	1,580,288
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C5, Class E, 4.618%, 8/15/45 W	2,277,141	2,059,674
FRB Ser. 13-C9, Class D, 3.842%, 5/15/46 W	1,837,000	1,285,605
FRB Ser. 13-C7, Class XB, IO, 0.116%, 2/15/46 W	5,414,992	54
Morgan Stanley Capital I Trust
FRB Ser. 18-H4, Class XA, IO, 0.822%, 12/15/51 W	57,754,479	1,896,195
FRB Ser. 16-UB12, Class XA, IO, 0.649%, 12/15/49 W	25,955,346	413,983
FRB Ser. 18-L1, Class XA, IO, 0.488%, 10/15/51 W	76,762,060	1,469,763
Ready Capital Mortgage Financing, LLC 144A
FRB Ser. 22-FL8, Class AS, 7.421%, 1/25/37	1,751,000	1,748,081
FRB Ser. 21-FL6, Class B, 7.039%, 7/25/36	2,612,000	2,504,369
FRB Ser. 22-FL8, Class A, 6.971%, 1/25/37	1,638,295	1,621,352
Taubman Centers Commercial Mortgage Trust 144A FRB Ser. 22-DPM, Class A, 7.521%, 5/15/37	1,942,000	1,910,608
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO, 1.001%, 12/15/50 W	10,924,920	333,859
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C2, Class XA, IO, 0.775%, 5/10/63 W	1,140,883	11
VMC Finance, LLC 144A FRB Ser. 21-FL4, Class AS, 6.899%, 6/16/36	4,199,000	3,989,960
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.258%, 11/15/48 W	194,043	303
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 3.955%, 7/15/46 W	898,000	627,580
FRB Ser. 16-BNK1, Class XA, IO, 1.712%, 8/15/49 W	21,734,929	737,870
FRB Ser. 19-C50, Class XA, IO, 1.41%, 5/15/52 W	15,735,672	868,338
FRB Ser. 17-C41, Class XA, IO, 1.153%, 11/15/50 W	20,264,054	744,169
FRB Ser. 18-C48, Class XA, IO, 0.935%, 1/15/52 W	19,784,182	732,660
FRB Ser. 16-C37, Class XA, IO, 0.802%, 12/15/49 W	5,612,279	97,113
FRB Ser. 18-C44, Class XA, IO, 0.705%, 5/15/51 W	65,136,362	1,663,237
FRB Ser. 15-LC20, Class XB, IO, 0.481%, 4/15/50 W	10,567,000	62,134
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 3.955%, 7/15/46 W	763,000	190,794
WF-RBS Commercial Mortgage Trust
FRB Ser. 14-C19, Class C19, 4.646%, 3/15/47 W	1,086,000	982,145
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	601,000	597,118
FRB Ser. 12-C10, Class C, 4.329%, 12/15/45 W	267,000	182,519
FRB Ser. 14-C22, Class XA, IO, 0.761%, 9/15/57 W	22,600,580	76,661
FRB Ser. 14-C23, Class XA, IO, 0.546%, 10/15/57 W	67,252,171	201,514
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 13-UBS1, Class D, 5.052%, 3/15/46 W	6,641,000	6,408,243
Ser. 11-C4, Class D, 4.979%, 6/15/44 W	2,130,000	1,741,660
Ser. 11-C4, Class E, 4.979%, 6/15/44 W	40,000	27,560
		122,190,848

Short Duration Bond Fund 33

MORTGAGE-BACKED SECURITIES (17.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) (7.4%)
Angel Oak Mortgage Trust 144A
Ser. 23-3, Class A1, 4.80%, 9/26/67	$847,716	$789,197
Ser. 20-5, Class A3, 2.041%, 5/25/65 W	645,114	577,185
Ser. 21-5, Class A2, 1.208%, 7/25/66 W	3,831,513	3,084,368
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.208%, 1/25/49 W	583,341	528,341
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	153,146	138,217
BankUnited Trust FRB Ser. 05-1, Class 1A1, (CME Term SOFR 1 Month + 0.71%), 6.039%, 9/25/45	84,344	77,411
Bellemeade Re, Ltd. 144A FRB Ser. 21-3A, Class M1B, (US 30 Day Average SOFR + 1.40%), 6.721%, 9/25/31 (Bermuda)	1,139,000	1,129,942
BRAVO Residential Funding Trust 144A
Ser. 20-NQM1, Class A3, 2.406%, 5/25/60 W	219,807	201,915
Ser. 21-B, Class A1, 2.115%, 4/1/69	3,222,599	3,033,990
Ser. 21-C, Class A1, 1.62%, 3/1/61	4,194,576	3,848,179
Bunker Hill Loan Depositary Trust 144A Ser. 20-1, Class A2, 2.60%, 2/25/55 W	3,766,000	3,254,416
Cascade Funding Mortgage Trust 144A Ser. 21-HB6, Class M1, 1.805%, 6/25/36 W	5,000,000	4,723,183
Cascade Funding Mortgage Trust, LLC 144A
Ser. 21-HB7, Class M2, 2.679%, 10/27/31 W	1,712,000	1,593,742
Ser. 21-HB5, Class M2, 1.847%, 2/25/31 W	2,500,000	2,485,528
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 4.701%, 5/25/35 W	63,707	61,129
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1, 1.853%, 3/25/65 W	18,550	18,356
Countrywide Home Loans Mortgage Pass-Through Trust FRB Ser. 05-3, Class 1A1, (CME Term SOFR 1 Month + 0.73%), 6.059%, 4/25/35	75,415	64,095
CSMC Trust 144A Ser. 20-RPL5, Class A1, 3.023%, 8/25/60 W	569,622	554,846
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.70%), 7.139%, 11/25/28 (Bermuda)	247,773	247,946
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (US 30 Day Average SOFR + 4.81%), 10.135%, 4/25/28	4,998,954	5,232,228
Structured Agency Credit Risk FRN Ser. 15-HQA1, Class M3, (US 30 Day Average SOFR + 4.81%), 10.135%, 3/25/28	240,178	248,753
Structured Agency Credit Risk Debt FRN Ser. 13-DN2, Class M2, (US 30 Day Average SOFR + 4.36%), 9.685%, 11/25/23	974,647	985,023
Structured Agency Credit Risk Debt FRN Ser. 17-HQA2, Class M2, (US 30 Day Average SOFR + 2.76%), 8.085%, 12/25/29	188,957	193,369
Structured Agency Credit Risk Debt FRN Ser. 17-HQA3, Class M2, (US 30 Day Average SOFR + 2.46%), 7.785%, 4/25/30	297,437	302,735
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Debt FRN Ser. 22-DNA5, Class M1A, (US 30 Day Average SOFR + 2.95%), 8.271%, 6/25/42	1,883,205	1,928,731
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class M2, (US 30 Day Average SOFR + 2.80%), 8.121%, 10/25/50	114,423	115,936
Structured Agency Credit Risk Debt FRN Ser. 22-HQA2, Class M1A, (US 30 Day Average SOFR + 2.65%), 7.971%, 7/25/42	2,373,010	2,414,537

34 Short Duration Bond Fund

MORTGAGE-BACKED SECURITIES (17.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA3, Class M1A, (US 30 Day Average SOFR + 2.30%), 7.621%, 8/25/42	$201,702	$204,087
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA4, Class M1A, (US 30 Day Average SOFR + 2.20%), 7.521%, 5/25/42	1,185,121	1,200,537
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class M2, (US 30 Day Average SOFR + 2.16%), 7.485%, 7/25/49	79,637	80,035
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA6, Class M1A, (US 30 Day Average SOFR + 2.15%), 7.471%, 9/25/42	86,936	87,685
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA1, Class M1A, (US 30 Day Average SOFR + 2.10%), 7.421%, 3/25/42	11,881	11,963
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-DNA3, Class M2, (US 30 Day Average SOFR + 2.10%), 7.421%, 10/25/33	750,000	748,125
Structured Agency Credit Risk Trust FRB Ser. 19-DNA4, Class M2, (US 30 Day Average SOFR + 2.06%), 7.385%, 10/25/49	1,627	1,631
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA3, Class M1A, (US 30 Day Average SOFR + 2.00%), 7.321%, 4/25/42	411,041	414,247
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA1, Class M2, (US 30 Day Average SOFR + 1.81%), 7.135%, 1/25/50	9,458	9,487
Structured Agency Credit Risk Debt FRN Ser. 22-DNA2, Class M1A, (US 30 Day Average SOFR + 1.30%), 6.621%, 2/25/42	12,762	12,756
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1A, (US 30 Day Average SOFR + 1.00%), 6.321%, 1/25/42	232,002	230,007
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 6.171%, 9/25/41	103,992	102,505
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-DNA6, Class M1, (US 30 Day Average SOFR + 0.80%), 6.121%, 10/25/41	840,756	838,387
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-DNA3, Class M1, (US 30 Day Average SOFR + 0.75%), 6.071%, 10/25/33	1,060,666	1,057,685
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (US 30 Day Average SOFR + 7.06%), 12.385%, 8/25/28	45,531	47,877
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (US 30 Day Average SOFR + 6.86%), 12.185%, 8/25/28	2,303	2,456
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (US 30 Day Average SOFR + 6.01%), 11.335%, 10/25/28	112,240	119,395
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (US 30 Day Average SOFR + 5.81%), 11.135%, 4/25/28	3,946,222	4,201,036
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (US 30 Day Average SOFR + 5.66%), 10.985%, 4/25/28	10,265	10,688
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (US 30 Day Average SOFR + 5.11%), 10.435%, 11/25/24	445	446
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (US 30 Day Average SOFR + 4.90%), 10.335%, 11/25/24	18,397	19,095
Connecticut Avenue Securities FRB Ser. 14-C01, Class M2, (US 30 Day Average SOFR + 4.51%), 9.835%, 1/25/24	41,719	42,018
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (US 30 Day Average SOFR + 3.01%), 8.335%, 7/25/24	403,117	406,388
Connecticut Avenue Securities Trust FRB Ser. 17-C06, Class 2M2C, (US 30 Day Average SOFR + 2.91%), 8.235%, 2/25/30	177,000	182,287

Short Duration Bond Fund 35

MORTGAGE-BACKED SECURITIES (17.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 14-C02, Class 2M2, (US 30 Day Average SOFR + 2.71%), 8.035%, 5/25/24	$724,394	$728,631
Connecticut Avenue Securities Trust FRB Ser. 18-C05, Class 1M2, (US 30 Day Average SOFR + 2.46%), 7.785%, 1/25/31	710,426	725,463
Connecticut Avenue Securities FRB Ser. 18-C02, Class 2M2, (US 30 Day Average SOFR + 2.31%), 7.635%, 8/25/30	24,213	24,511
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R07, Class 1M1, (US 30 Day Average SOFR + 2.95%), 8.271%, 6/25/42	587,919	603,036
Connecticut Avenue Securities Trust FRB Ser. 22-R06, Class 1M1, (US 30 Day Average SOFR + 2.75%), 8.071%, 5/25/42	181,554	185,692
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (US 30 Day Average SOFR + 2.56%), 7.885%, 7/25/31	43,369	43,530
Connecticut Avenue Securities Trust FRB Ser. 22-R08, Class 1M1, (US 30 Day Average SOFR + 2.55%), 7.871%, 7/25/42	285,207	289,923
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1M2, (US 30 Day Average SOFR + 2.51%), 7.835%, 4/25/31	7,159	7,182
Connecticut Avenue Securities Trust FRB Ser. 22-R09, Class 2M1, (US 30 Day Average SOFR + 2.50%), 7.821%, 9/25/42	2,860,411	2,895,063
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (US 30 Day Average SOFR + 2.26%), 7.585%, 11/25/39	388,413	391,369
Connecticut Avenue Securities Trust FRB Ser. 19-R07, Class 1M2, (US 30 Day Average SOFR + 2.21%), 7.535%, 10/25/39	25,536	25,580
Connecticut Avenue Securities Trust FRB Ser. 22-R03, Class 1M1, (US 30 Day Average SOFR + 2.10%), 7.421%, 3/25/42	807,890	814,959
Connecticut Avenue Securities Trust FRB Ser. 22-R04, Class 1M1, (US 30 Day Average SOFR + 2.00%), 7.321%, 3/25/42	1,797,948	1,810,894
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M1, (US 30 Day Average SOFR + 1.10%), 6.521%, 1/25/42	1,960,512	1,952,384
Connecticut Avenue Securities Trust FRB Ser. 22-R01, Class 1M1, (US 30 Day Average SOFR + 1.00%), 6.321%, 12/25/41	1,997,340	1,988,446
Connecticut Avenue Securities Trust FRB Ser. 21-R03, Class 1M1, (US 30 Day Average SOFR + 0.85%), 6.171%, 12/25/41	20,879	20,761
First Franklin Mortgage Loan Trust FRB Ser. 06-FF15, Class A5, (CME Term SOFR 1 Month + 0.27%), 5.599%, 11/25/36	380,366	370,620
Galton Funding Mortgage Trust 144A FRB Ser. 20-H1, Class A3, 2.617%, 1/25/60 W	1,750,576	1,537,020
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	1,115,601	1,025,241
GS Mortgage-Backed Securities Trust 144A Ser. 20-NQM1, Class A3, 2.352%, 9/27/60 W	380,182	341,415
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (CME Term SOFR 1 Month + 0.47%), 5.799%, 5/25/36	460,777	106,695
Imperial Fund Mortgage Trust 144A Ser. 21-NQM1, Class A3, 1.617%, 6/25/56 W	1,758,139	1,429,724
JPMorgan Mortgage Trust 144A FRB Ser. 23-HE2, Class A1, (US 30 Day Average SOFR + 1.70%), 7.021%, 3/25/54	1,403,277	1,404,347
Legacy Mortgage Asset Trust 144A
FRB Ser. 19-GS7, Class A1, 7.25%, 11/25/59	3,233,118	3,249,383
Ser. 21-GS1, Class A1, 1.892%, 10/25/66	3,602,914	3,354,309
Ser. 21-GS3, Class A1, 1.75%, 7/25/61	1,810,691	1,670,020
Ser. 21-GS4, Class A1, 1.65%, 11/25/60	2,942,196	2,678,029

36 Short Duration Bond Fund

MORTGAGE-BACKED SECURITIES (17.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
LHOME Mortgage Trust 144A Ser. 21-RTL2, Class A1, 2.09%, 6/25/26	$4,042,358	$3,931,322
MFRA Trust 144A Ser. 20-NQM1, Class A3, 2.30%, 8/25/49 W	727,389	647,084
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 4.638%, 8/26/47 W	816,387	777,990
New Residential Mortgage Loan Trust 144A
FRB Ser. 18-4A, Class A1M, (CME Term SOFR 1 Month + 1.01%), 6.339%, 1/25/48	175,520	173,062
Ser. 19-NQM4, Class A3, 2.797%, 9/25/59 W	1,623,013	1,482,556
Ser. 19-NQM4, Class A2, 2.644%, 9/25/59 W	637,303	581,381
New York Mortgage Trust 144A Ser. 21-BPL1, Class A1, 2.239%, 5/25/26	1,013,762	1,004,100
Onslow Bay Financial, LLC Trust 144A Ser. 18-EXP1, Class 1A3, 4.00%, 4/25/48 W	189,689	162,328
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (CME Term SOFR 1 Month + 1.16%), 6.489%, 10/25/34	100,099	96,594
Residential Mortgage Loan Trust 144A
Ser. 19-3, Class A2, 2.941%, 9/25/59 W	102,337	98,713
Ser. 21-1R, Class A1, 0.859%, 1/25/65 W	175,942	159,065
ROC Mortgage Trust 144A Ser. 21-RTL1, Class A1, 2.487%, 8/25/26 W	1,933,963	1,848,676
Starwood Mortgage Residential Trust 144A Ser. 19-INV1, Class A2, 2.865%, 9/27/49 W	25,469	25,352
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7, Class 1A1, (CME Term SOFR 1 Month + 0.96%), 6.289%, 5/25/47	385,233	300,085
Toorak Mortgage Corp., Ltd. 144A Ser. 21-1, Class A1, 2.24%, 6/25/24	1,257,180	1,216,262
VCAT Asset Securitization, LLC 144A Ser. 21-NPL1, Class A1, 2.289%, 12/26/50	245,163	239,037
Verus Securitization Trust 144A Ser. 19-INV3, Class A3, 3.10%, 11/25/59 W	779,816	742,650
		91,024,605
Total mortgage-backed securities (cost $233,958,051)		$213,248,190

COLLATERALIZED LOAN OBLIGATIONS (2.1%)*	Principal amount	Value
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (CME Term SOFR 3 Month + 1.36%), 6.755%, 4/15/34 (Cayman Islands)	$2,517,000	$2,489,081
Ares LXIV CLO, Ltd. 144A FRB Ser. 22-64A, Class A1, (CME Term SOFR 3 Month + 1.44%), 6.834%, 4/15/35 (Cayman Islands)	2,000,000	1,977,224
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.51%), 6.924%, 11/22/34 (Cayman Islands)	3,604,000	3,539,348
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.825%, 10/15/34 (Cayman Islands)	2,706,000	2,675,438
Ellington CLO III, Ltd. 144A FRB Ser. 18-3A, Class A1, (CME Term SOFR 3 Month + 1.91%), 7.327%, 7/20/30	3,004,732	2,998,425
Elmwood CLO 21, Ltd. 144A FRB Ser. 23-8A, Class AR, (CME Term SOFR 3 Month + 1.65%), 7.06%, 10/20/36 (Cayman Islands)	1,500,000	1,499,948
Gulf Stream Meridian 4, Ltd. 144A FRB Ser. 21-4A, Class A1, (CME Term SOFR 3 Month + 1.46%), 6.855%, 7/15/34 (Cayman Islands)	1,500,000	1,491,581
Nassau, Ltd. 144A FRB Ser. 21-1A, Class A1R, (CME Term SOFR 3 Month + 1.55%), 6.945%, 1/15/35 (Cayman Islands)	1,655,000	1,626,835

Short Duration Bond Fund 37

COLLATERALIZED LOAN OBLIGATIONS (2.1%)* cont.	Principal amount	Value
Rad CLO 22, Ltd. 144A FRB Ser. 23-22A, Class A1, (CME Term SOFR 3 Month + 1.83%), 7.213%, 1/20/37 (Cayman Islands) ##	$1,250,000	$1,250,000
Saranac CLO VII, Ltd. 144A FRB Ser. 17-2A, Class BR, (CME Term SOFR 3 Month + 2.01%), 7.391%, 11/20/29 (Jersey)	1,200,000	1,190,274
Sound Point CLO XXIII, Ltd. 144A FRB Ser. 21-2A, Class AR, (CME Term SOFR 3 Month + 1.43%), 6.825%, 7/15/34 (Cayman Islands)	1,195,000	1,172,374
Trestles CLO V, Ltd. 144A FRB Ser. 21-5A, Class A1, (CME Term SOFR 3 Month + 1.43%), 6.847%, 10/20/34 (Cayman Islands)	1,850,000	1,829,928
Venture 37 CLO, Ltd. 144A FRB Ser. 21-37A, Class A1R, (CME Term SOFR 3 Month + 1.41%), 6.805%, 7/15/32 (Cayman Islands)	2,150,000	2,113,467
Total collateralized loan obligations (cost $25,918,200)		$25,853,923

ASSET-BACKED SECURITIES (1.7%)*	Principal amount	Value
Ford Credit Auto Owner Trust 144A Ser. 18-1, Class A, 3.19%, 7/15/31	$6,328,000	$6,111,850
Mello Warehouse Securitization Trust 144A FRB Ser. 21-3, Class A, (CME Term SOFR 1 Month + 0.96%), 6.289%, 10/22/24	2,828,000	2,807,409
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (CME Term SOFR 1 Month + 0.86%), 6.189%, 5/7/24	4,617,600	4,602,482
Prodigy Finance Designated Activity Co. 144A FRB Ser. 21-1A, Class A, (CME Term SOFR 1 Month + 1.36%), 6.689%, 7/25/51 (Ireland)	410,607	404,360
Station Place Securitization Trust 144A FRB Ser. 23-2, Class A1, (CME Term SOFR 1 Month + 0.95%), 6.282%, 6/29/24	4,465,000	4,464,201
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (CME Term SOFR 1 Month + 0.71%), 6.039%, 1/25/46	38,443	38,305
Toyota Auto Loan Extended Note Trust 144A Ser. 19-1A, Class A, 2.56%, 11/25/31	2,525,000	2,476,096
Total asset-backed securities (cost $20,877,152)		$20,904,703

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes 1.875%, 2/28/27 [i]	$106,000	$96,642
Total U.S. treasury obligations (cost $96,642)		$96,642

SHORT-TERM INVESTMENTS (13.2%)*	Principal amount/ shares	Value
Alimentation Couche-Tard, Inc. commercial paper 5.606%, 11/22/23 (Canada)	$5,000,000	$4,983,019
Alimentation Couche-Tard, Inc. commercial paper 5.596%, 11/15/23 (Canada)	2,500,000	2,494,227
American Honda Finance Corp. commercial paper 5.602%, 11/9/23	2,500,000	2,496,614
American Honda Finance Corp. commercial paper 5.741%, 11/7/23	2,500,000	2,497,370
Arrow Electronics, Inc. commercial paper 5.819%, 11/14/23	2,500,000	2,494,358
Arrow Electronics, Inc. commercial paper 5.876%, 11/1/23	2,500,000	2,499,603
Autonation, Inc. commercial paper 5.851%, 11/1/23	7,250,000	7,248,852
Aviation Capital Group, LLC commercial paper 5.801%, 11/1/23	7,500,000	7,498,843
Bell Canada commercial paper 5.585%, 11/17/23 (Canada)	4,000,000	3,989,616
Bell Canada commercial paper 5.585%, 11/14/23 (Canada)	2,500,000	2,494,660

38 Short Duration Bond Fund

SHORT-TERM INVESTMENTS (13.2%)* cont.		Principal amount/ shares	Value
Chariot Funding, LLC asset-backed commercial paper 5.683%, 12/11/23		$5,000,000	$4,969,275
CNH Industrial Capital, LLC commercial paper 5.600%, 11/27/23		3,500,000	3,484,655
Crown Castle, Inc. commercial paper 6.006%, 11/7/23		3,500,000	3,496,087
Enbridge US, Inc. commercial paper 5.580%, 11/16/23		3,200,000	3,191,991
Fidelity National Information Services, Inc. commercial paper 5.573%, 11/13/23		2,000,000	1,996,056
Fidelity National Information Services, Inc. commercial paper 5.574%, 11/10/23		3,000,000	2,995,462
Fidelity National Information Services, Inc. commercial paper 5.583%, 11/7/23		2,500,000	2,497,360
FMC Corp. commercial paper 5.951%, 11/1/23		9,650,000	9,648,380
Humana, Inc. commercial paper 5.629%, 11/28/23		5,000,000	4,978,003
Humana, Inc. commercial paper 5.636%, 11/22/23		1,297,000	1,292,525
Intercontinental Exchange, Inc. commercial paper 5.596%, 11/2/23		5,000,000	4,998,430
Nutrien Financial US, LLC commercial paper 5.705%, 11/22/23		2,500,000	2,491,346
Nutrien Financial US, LLC commercial paper 5.720%, 11/21/23		2,500,000	2,491,747
O’Reilly Automotive, Inc. commercial paper 5.593%, 11/14/23		2,500,000	2,494,685
O’Reilly Automotive, Inc. commercial paper 5.597%, 11/13/23		2,500,000	2,495,069
Oracle Corp. commercial paper 5.593%, 12/8/23		3,363,000	3,343,270
Ovintiv, Inc. commercial paper 6.177%, 11/20/23		4,000,000	3,986,417
Plains All American Pipeline, LP commercial paper 5.706%, 11/3/23		5,000,000	4,997,740
Putnam Short Term Investment Fund Class P 5.59% L	Shares	28,397,200	28,397,200
PPG Industries, Inc. commercial paper 5.588%, 11/6/23		$2,500,000	2,497,738
Societe Generale SA commercial paper 5.806%, 11/13/23 (France)		5,300,000	5,289,692
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% P	Shares	360,000	360,000
Suncor Energy, Inc. commercial paper 5.692%, 11/6/23 (Canada)		$2,500,000	2,497,738
Targa Resources Corp. commercial paper 6.001%, 11/1/23		10,000,000	9,998,584
U.S. Treasury Bills 5.324%, 11/16/23 ∆		500,000	498,902
UDR, Inc. commercial paper 5.587%, 11/16/23		2,500,000	2,493,910
UDR, Inc. commercial paper 5.604%, 11/9/23		5,000,000	4,993,198
Total short-term investments (cost $161,591,652)			$161,572,622

TOTAL INVESTMENTS
Total investments (cost $1,306,004,020)	$1,219,626,433

Key to holding’s abbreviations
BKNT	Bank Note
bp	Basis Points
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

Short Duration Bond Fund 39

GMTN	Global Medium Term Notes
ICE	Intercontinental Exchange
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Notes
OTC	Over-the-counter
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2022 through October 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,222,190,380.
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $417,995 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
##	Forward commitment, in part or in entirety (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/23
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$597,855,000	$735,362 E	$450,591	12/20/25	US SOFR — Annually	4.80% — Annually	$(284,771)
234,299,000	1,190,239 E	982,205	12/20/28	4.40% — Annually	US SOFR — Annually	2,172,444
Total		$1,432,796	$1,887,673
E Extended effective date.

40 Short Duration Bond Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/23
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	BB/P	$2,939	$20,356	$2,728	5/11/63	300 bp — Monthly	$223
CMBX NA BBB−.6 Index	BB/P	5,604	44,025	5,899	5/11/63	300 bp — Monthly	(269)
CMBX NA BBB−.6 Index	BB/P	11,483	88,051	11,799	5/11/63	300 bp — Monthly	(265)
CMBX NA BBB−.6 Index	BB/P	10,944	90,891	12,179	5/11/63	300 bp — Monthly	(1,182)
Citigroup Global Markets, Inc.
CMBX NA BB.6 Index	B/P	16,784	69,791	20,903	5/11/63	500 bp — Monthly	(4,051)
CMBX NA BB.7 Index	B-/P	1,123	20,597	6,774	1/17/47	500 bp — Monthly	(5,631)
Credit Suisse International
CMBX NA BBB−.7 Index	BB/P	38,436	410,697	70,188	1/17/47	300 bp — Monthly	(31,513)
Goldman Sachs International
CMBX NA A.7 Index	BBB+/P	1,714	21,091	2,018	1/17/47	200 bp — Monthly	(296)
JPMorgan Securities LLC
CMBX NA BB.6 Index	B/P	22,651	26,246	7,861	5/11/63	500 bp — Monthly	14,816
CMBX NA BB.7 Index	B-/P	627,248	1,199,284	394,445	1/17/47	500 bp — Monthly	233,970
Merrill Lynch International
CMBX NA BBB−.6 Index	BB/P	269	473	63	5/11/63	300 bp — Monthly	206
Morgan Stanley & Co. International PLC
CMBX NA A.7 Index	BBB+/P	(6)	3,722	356	1/17/47	200 bp — Monthly	(361)
CMBX NA BB.6 Index	B/P	9,332	22,667	6,789	5/11/63	500 bp — Monthly	2,565
CMBX NA BB.6 Index	B/P	18,481	44,738	13,399	5/11/63	500 bp — Monthly	5,125
Upfront premium received		767,008		Unrealized appreciation		256,905
Upfront premium (paid)		(6)		Unrealized (depreciation)		(43,568)
Total		$767,002		Total		$213,337
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2023. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Short Duration Bond Fund 41

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/23
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(297)	$24,812	$2,375	1/17/47	(200 bp) — Monthly	$2,068
CMBX NA BBB−.6 Index	(9,679)	71,956	9,642	5/11/63	(300 bp) — Monthly	(79)
Credit Suisse International
CMBX NA BB.7 Index	(52,019)	264,011	86,833	1/17/47	(500 bp) — Monthly	34,557
CMBX NA BB.7 Index	(42,273)	240,606	79,135	1/17/47	(500 bp) — Monthly	36,628
CMBX NA BB.7 Index	(3,989)	134,811	40,376	5/11/63	(500 bp) — Monthly	36,256
CMBX NA BBB−.6 Index	(42,991)	171,841	23,027	5/11/63	(300 bp) — Monthly	(20,065)
Goldman Sachs International
CMBX NA BB.6 Index	(4,910)	28,632	8,575	5/11/63	(500 bp) — Monthly	3,637
CMBX NA BB.7 Index	(15,401)	88,004	28,944	1/17/47	(500 bp) — Monthly	13,458
CMBX NA BB.7 Index	(5,685)	26,214	8,622	1/17/47	(500 bp) — Monthly	2,911
CMBX NA BB.7 Index	(4,086)	25,278	8,314	1/17/47	(500 bp) — Monthly	4,203
CMBX NA BBB−.7 Index	(8,458)	82,139	14,038	1/17/47	(300 bp) — Monthly	5,532
CMBX NA BBB−.7 Index	(135)	1,580	270	1/17/47	(300 bp) — Monthly	134
CMBX NA BBB−.7 Index	(69)	790	135	1/17/47	(300 bp) — Monthly	66
CMBX NA BBB−.7 Index	(68)	790	135	1/17/47	(300 bp) — Monthly	67
JPMorgan Securities LLC
CMBX NA BBB−.7 Index	(96,488)	324,608	55,476	1/17/47	(300 bp) — Monthly	(41,201)
Merrill Lynch International
CMBX NA BB.7 Index	(58,463)	315,503	103,769	1/17/47	(500 bp) — Monthly	44,998
CMBX NA BBB−.7 Index	(82)	790	135	1/17/47	(300 bp) — Monthly	53

42 Short Duration Bond Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BB.7 Index	$(24,622)	$114,218	$37,566	1/17/47	(500 bp) — Monthly	$12,833
CMBX NA BB.7 Index	(15,619)	75,833	24,941	1/17/47	(500 bp) — Monthly	9,249
CMBX NA BB.7 Index	(15,083)	70,216	23,094	1/17/47	(500 bp) — Monthly	7,943
Upfront premium received	—		Unrealized appreciation		214,593
Upfront premium (paid)	(400,417)		Unrealized (depreciation)		(61,345)
Total	$(400,417)		Total		$153,248
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$20,904,703	$—
Collateralized loan obligations	—	25,853,923	—
Corporate bonds and notes	—	797,950,353	—
Mortgage-backed securities	—	213,248,190	—
U.S. treasury obligations	—	96,642	—
Short-term investments	360,000	161,212,622	—
Totals by level	$360,000	$1,219,266,433	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Interest rate swap contracts	$—	$454,877	$—
Credit default contracts	—	—	—
Totals by level	$—	$454,877	$—

The accompanying notes are an integral part of these financial statements.

Short Duration Bond Fund 43

Statement of assets and liabilities 10/31/23

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,277,606,820)	$1,191,229,233
Affiliated issuers (identified cost $28,397,200) (Note 5)	28,397,200
Cash	31,889
Interest and other receivables	8,799,816
Receivable for shares of the fund sold	2,321,299
Receivable for investments sold	125
Receivable for variation margin on centrally cleared swap contracts (Note 1)	178,986
Unrealized appreciation on OTC swap contracts (Note 1)	471,498
Premium paid on OTC swap contracts (Note 1)	400,423
Deposits with broker (Note 1)	3,916,310
Receivable from broker (Note 1)	20,861
Total assets	1,235,767,640

LIABILITIES
Payable for investments purchased	6,123,783
Payable for purchases of delayed delivery securities (Note 1)	1,250,000
Payable for shares of the fund repurchased	3,596,546
Payable for compensation of Manager (Note 2)	606,572
Payable for Trustee compensation and expenses (Note 2)	39,680
Payable for distribution fees (Note 2)	119,362
Payable for variation margin on centrally cleared swap contracts (Note 1)	473,928
Distributions payable to shareholders	37,898
Unrealized depreciation on OTC swap contracts (Note 1)	104,913
Premium received on OTC swap contracts (Note 1)	767,008
Collateral on certain derivative contracts, at value (Notes 1 and 8)	456,642
Other accrued expenses	928
Total liabilities	13,577,260

Net assets	$1,222,190,380

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,364,950,003
Total distributable earnings (Note 1)	(142,759,623)
Total — Representing net assets applicable to capital shares outstanding	$1,222,190,380

(Continued on next page)

44 Short Duration Bond Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($485,453,280 divided by 50,832,011 shares)	$9.55
Offering price per class A share (100/97.75 of $9.55)*	$9.77
Net asset value and offering price per class B share ($253,054 divided by 26,534 shares)**	$9.54
Net asset value and offering price per class C share ($17,469,221 divided by 1,834,090 shares)**	$9.52
Net asset value, offering price and redemption price per class R share
($300,663 divided by 31,319 shares)	$9.60
Net asset value, offering price and redemption price per class R6 share
($7,702,206 divided by 803,128 shares)	$9.59
Net asset value, offering price and redemption price per class Y share
($711,011,956 divided by 74,336,252 shares)	$9.56

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Short Duration Bond Fund 45

Statement of operations Year ended 10/31/23

INVESTMENT INCOME
Interest (including interest income of $2,703,379 from investments in affiliated issuers) (Note 5)	$50,977,929
Total investment income	50,977,929

EXPENSES
Compensation of Manager (Note 2)	5,351,641
Distribution fees (Note 2)	1,618,600
Other	11,737
Total expenses	6,981,978
Expense reduction (Note 2)	(29,905)
Net expenses	6,952,073

Net investment income	44,025,856

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Securities from unaffiliated issuers (Notes 1 and 3)	(23,817,504)
Swap contracts (Note 1)	(7,214,316)
Total net realized loss	(31,031,820)
Change in net unrealized appreciation on:
Securities from unaffiliated issuers	54,845,675
Swap contracts	2,918,345
Total change in net unrealized appreciation	57,764,020

Net gain on investments	26,732,200

Net increase in net assets resulting from operations	$70,758,056

The accompanying notes are an integral part of these financial statements.

46 Short Duration Bond Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/23	Year ended 10/31/22
Operations
Net investment income	$44,025,856	$37,908,181
Net realized loss on investments	(31,031,820)	(23,924,414)
Change in net unrealized appreciation (depreciation)
of investments	57,764,020	(134,564,793)
Net increase (decrease) in net assets resulting
from operations	70,758,056	(120,581,026)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(18,048,607)	(17,117,946)
Class B	(9,004)	(7,527)
Class C	(445,750)	(227,584)
Class R	(17,800)	(13,572)
Class R6	(232,765)	(112,354)
Class Y	(28,887,852)	(18,756,024)
Net realized short-term gain on investments
Class A	—	(518,878)
Class B	—	(259)
Class C	—	(11,751)
Class R	—	(462)
Class R6	—	(2,478)
Class Y	—	(432,008)
From capital gain on investments
Net realized long-term gain on investments
Class A	—	(1,037,757)
Class B	—	(518)
Class C	—	(23,502)
Class R	—	(923)
Class R6	—	(4,956)
Class Y	—	(864,016)
Decrease from capital share transactions (Note 4)	(557,820,414)	(583,127,361)
Total decrease in net assets	(534,704,136)	(742,840,902)

NET ASSETS
Beginning of year	1,756,894,516	2,499,735,418
End of year	$1,222,190,380	$1,756,894,516

The accompanying notes are an integral part of these financial statements.

Short Duration Bond Fund 47

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	investments	capital	distributions	of period	value (%)[a]	(in thousands)	(%)[b]	net assets (%)	(%)
Class A
October 31, 2023	$9.42	.28	.16	.44	(.31)	—	—	(.31)	$9.55	4.66	$485,453.62		2.90	20
October 31, 2022	10.18	.17	(.76)	(.59)	(.16)	(.01)	—	(.17)	9.42	(5.79)	729,336.62		1.70	26
October 31, 2021	10.21	.16	(.03)	.13	(.16)	—	—	(.16)	10.18	1.27	1,383,392.62		1.52	24
October 31, 2020	10.15	.20	.06	.26	(.20)	—	—	(.20)	10.21	2.61	1,208,656.62		1.89	19
October 31, 2019	10.01	.28[c]	.19	.47	(.32)	—	(.01)	(.33)	10.15	4.78	612,829.62		2.75	18
Class B
October 31, 2023	$9.41	.26	.16	.42	(.29)	—	—	(.29)	$9.54	4.46	$253.82		2.68	20
October 31, 2022	10.17	.15	(.76)	(.61)	(.14)	(.01)	—	(.15)	9.41	(5.98)	389.82		1.50	26
October 31, 2021	10.20	.14	(.03)	.11	(.14)	—	—	(.14)	10.17	1.07	717.82		1.34	24
October 31, 2020	10.14	.18	.06	.24	(.18)	—	—	(.18)	10.20	2.41	1,327.82		1.70	19
October 31, 2019	10.00	.26[c]	.19	.45	(.30)	—	(.01)	(.31)	10.14	4.55	909.82		2.62	18
Class C
October 31, 2023	$9.40	.21	.14	.35	(.23)	—	—	(.23)	$9.52	3.78	$17,469	1.37	2.16	20
October 31, 2022	10.16	.10	(.76)	(.66)	(.09)	(.01)	—	(.10)	9.40	(6.51)	20,267	1.37	.97	26
October 31, 2021	10.18	.08	(.02)	.06	(.08)	—	—	(.08)	10.16	.61	29,701	1.37	.77	24
October 31, 2020	10.12	.12	.06	.18	(.12)	—	—	(.12)	10.18	1.85	30,751	1.37	1.17	19
October 31, 2019	9.98	.21[c]	.18	.39	(.24)	—	(.01)	(.25)	10.12	4.00	20,930	1.37	2.08	18
Class R
October 31, 2023	$9.47	.26	.15	.41	(.28)	—	—	(.28)	$9.60	4.39	$301.87		2.62	20
October 31, 2022	10.24	.15	(.77)	(.62)	(.14)	(.01)	—	(.15)	9.47	(6.08)	864.87		1.47	26
October 31, 2021	10.26	.13	(.02)	.11	(.13)	—	—	(.13)	10.24	1.12	1,265.87		1.26	24
October 31, 2020	10.20	.17	.07	.24	(.18)	—	—	(.18)	10.26	2.35	1,167.87		1.63	19
October 31, 2019	10.06	.27[c]	.17	.44	(.29)	—	(.01)	(.30)	10.20	4.49	426.87		2.64	18
Class R6
October 31, 2023	$9.46	.31	.15	.46	(.33)	—	—	(.33)	$9.59	4.91	$7,702.37		3.20	20
October 31, 2022	10.22	.20	(.76)	(.56)	(.19)	(.01)	—	(.20)	9.46	(5.52)	5,403.37		2.00	26
October 31, 2021	10.25	.18	(.02)	.16	(.19)	—	—	(.19)	10.22	1.52	6,941.37		1.78	24
October 31, 2020	10.19	.22	.07	.29	(.23)	—	—	(.23)	10.25	2.86	8,496.37		2.14	19
October 31, 2019	10.05	.29[c]	.20	.49	(.34)	—	(.01)	(.35)	10.19	5.01	4,326.37		2.87	18
Class Y
October 31, 2023	$9.44	.31	.14	.45	(.33)	—	—	(.33)	$9.56	4.81	$711,012.37		3.16	20
October 31, 2022	10.20	.20	(.76)	(.56)	(.19)	(.01)	—	(.20)	9.44	(5.53)	1,000,635.37		2.01	26
October 31, 2021	10.23	.18	(.02)	.16	(.19)	—	—	(.19)	10.20	1.52	1,077,719.37		1.76	24
October 31, 2020	10.16	.22	.08	.30	(.23)	—	—	(.23)	10.23	2.97	768,824.37		2.11	19
October 31, 2019	10.02	.30[c]	.19	.49	(.34)	—	(.01)	(.35)	10.16	5.03	365,277.37		3.01	18

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48 Short Duration Bond Fund	Short Duration Bond Fund 49

Financial highlights cont.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

50 Short Duration Bond Fund

Notes to financial statements 10/31/23

Unless otherwise noted, the “reporting period” represents the period from November 1, 2022 through October 31, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
OTC	over-the-counter
PAC	The Putnam Advisory Company, LLC, an affiliate of Putnam Management
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Short Duration Bond Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massa-chusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital. The fund invests in a diversified portfolio of fixed income securities. The fund’s investments may include corporate credit, including investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans and structured credit; sovereign debt, including obligations of governments in developed and emerging markets; and securitized assets, including asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. Under normal circumstances, the fund will invest at least 80% of its net assets in bonds (bonds include any debt instrument, and may be represented by other investment instruments, including derivatives). This policy may be changed only after 60 days’ notice to shareholders. The fund normally maintains an effective duration of three years or less. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. The fund may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and credit default, total return and interest rate swap contracts, for both hedging and non-hedging purposes. The fund may invest in securities that are purchased in private placements, which may be illiquid because they are subject to restrictions on resale.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
0.75% on certain redemptions of shares
Class A	Up to 2.25%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	1.00% phased out over two years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

Short Duration Bond Fund 51

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific

52 Short Duration Bond Fund

security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning, and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Short Duration Bond Fund 53

At close of the reporting period, the fund has deposited cash valued at $3,916,310 in a segregated account to cover margin requirements on open centrally cleared interest rate swap contracts.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk, and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs

54 Short Duration Bond Fund

resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $393,913 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $417,995 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$20,408,231	$38,008,845	$58,417,076

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from tax equalization, from amortization and accretion and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,212,776 to decrease distributions in excess of net investment income, $728,637 to increase paid-in capital and $2,941,413 to increase accumulated net realized loss.

Short Duration Bond Fund 55

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$3,908,932
Unrealized depreciation	(94,817,790)
Net unrealized depreciation	(90,908,858)
Undistributed ordinary income	6,604,209
Capital loss carryforward	(58,417,076)
Cost for federal income tax purposes	$1,310,990,168

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.37% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

Putnam Management has contractually agreed, through February 28, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

PAC is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.20% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

56 Short Duration Bond Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $29,905 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,101 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,430,251
Class B	1.00%	0.45%	1,377
Class C	1.00%	1.00%	183,840
Class R	1.00%	0.50%	3,132
Total			$1,618,600

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,578 from the sale of class A shares and received no monies and $64 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $121 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$251,552,255	$626,917,655
U.S. government securities (Long-term)	—	—
Total	$251,552,255	$626,917,655

Short Duration Bond Fund 57

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class A	Shares	Amount	Shares	Amount
Shares sold	10,422,606	$99,576,518	19,438,953	$192,407,730
Shares issued in connection with
reinvestment of distributions	1,857,139	17,773,486	1,881,411	18,461,125
	12,279,745	117,350,004	21,320,364	210,868,855
Shares repurchased	(38,850,352)	(370,939,664)	(79,769,628)	(782,726,377)
Net decrease	(26,570,607)	$(253,589,660)	(58,449,264)	$(571,857,522)

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class B	Shares	Amount	Shares	Amount
Shares sold	153	$1,466	4,692	$46,305
Shares issued in connection with
reinvestment of distributions	942	8,997	827	8,099
	1,095	10,463	5,519	54,404
Shares repurchased	(15,900)	(151,856)	(34,705)	(341,919)
Net decrease	(14,805)	$(141,393)	(29,186)	$(287,515)

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class C	Shares	Amount	Shares	Amount
Shares sold	412,173	$3,935,900	717,138	$7,111,907
Shares issued in connection with
reinvestment of distributions	46,621	444,936	26,808	261,699
	458,794	4,380,836	743,946	7,373,606
Shares repurchased	(781,316)	(7,444,087)	(1,511,821)	(14,802,535)
Net decrease	(322,522)	$(3,063,251)	(767,875)	$(7,428,929)

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class R	Shares	Amount	Shares	Amount
Shares sold	27,335	$263,265	6,478	$62,738
Shares issued in connection with
reinvestment of distributions	1,822	17,519	1,516	14,930
	29,157	280,784	7,994	77,668
Shares repurchased	(89,115)	(856,954)	(40,332)	(402,661)
Net decrease	(59,958)	$(576,170)	(32,338)	$(324,993)

58 Short Duration Bond Fund

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	330,920	$3,177,008	171,033	$1,684,472
Shares issued in connection with
reinvestment of distributions	22,941	220,516	12,185	119,653
	353,861	3,397,524	183,218	1,804,125
Shares repurchased	(121,785)	(1,169,287)	(291,053)	(2,897,736)
Net increase (decrease)	232,076	$2,228,237	(107,835)	$(1,093,611)

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	31,692,159	$303,614,003	84,135,905	$826,104,630
Shares issued in connection with
reinvestment of distributions	3,007,362	28,823,283	2,033,760	19,912,743
	34,699,521	332,437,286	86,169,665	846,017,373
Shares repurchased	(66,391,703)	(635,115,463)	(85,807,350)	(848,152,164)
Net increase (decrease)	(31,692,182)	$(302,678,177)	362,315	$(2,134,791)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/22	cost	proceeds	income	of 10/31/23
Short-term investments
Putnam Short Term
Investment Fund‡	$98,133,483	$866,109,640	$935,845,923	$2,703,379	$28,397,200
Total Short-term
investments	$98,133,483	$866,109,640	$935,845,923	$2,703,379	$28,397,200

‡Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Short Duration Bond Fund 59

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Centrally cleared interest rate swap contracts (notional)	$897,300,000
OTC credit default contracts (notional)	$4,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$553,665	Payables	$553,665
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	1,190,239*	Unrealized depreciation	735,362*
Total		$1,743,904		$1,289,027

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Interest rate contracts	$(7,214,316)	$(7,214,316)
Total	$(7,214,316)	$(7,214,316)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Interest rate contracts	$2,918,345	$2,918,345
Total	$2,918,345	$2,918,345

60 Short Duration Bond Fund

This page left blank intentionally.

Short Duration Bond Fund 61

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Capital, Inc. (clearing broker)	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$178,986	$—	$—	$—	$—	$—	$—	$178,986
OTC Credit default contracts - protection sold*#	—	—	—	—	—	—	—	—	—
OTC Credit default contracts - protection purchased*#	—	—	11,965	228,648	68,820	55,287	103,596	85,349	553,665
Total Assets	$—	$178,986	$11,965	$228,648	$68,820	$55,287	$103,596	$85,349	$732,651
Liabilities:
Centrally cleared interest rate swap contracts§	—	473,928	—	—	—	—	—	—	473,928
OTC Credit default contracts - protection sold*#	32,463	—	27,589	69,949	2,010	401,113	63	20,478	553,665
OTC Credit default contracts - protection purchased*#	—	—	—	—	—	—	—	—	—
Total Liabilities	$32,463	$473,928	$27,589	$69,949	$2,010	$401,113	$63	$20,478	$1,027,593
Total Financial and Derivative Net Assets	$(32,463)	$(294,942)	$(15,624)	$158,699	$66,810	$(345,826)	$103,533	$64,871	$(294,942)
Total collateral received (pledged)†##	$(32,463)	$—	$—	$158,699	$66,810	$(345,826)	$96,642	$—
Net amount	$—	$(294,942)	$(15,624)	$—	$—	$—	$6,891	$64,871
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$250,000	$110,000	$—	$96,642	$—	$456,642
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$(32,921)	$—	$—	$—	$—	$(385,074)	$—	$—	$(417,995)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $3,916,310.

62 Short Duration Bond Fund	Short Duration Bond Fund 63

Note 9: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023 or early 2024.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which were, or will be, presented to the shareholders of each Putnam Fund for their approval at shareholder meetings in October 2023 or at adjourned sessions of such meetings. Proxy solicitation materials related to these meetings have been made available to shareholders that held shares of the fund at the close of business on July 24, 2023.

64 Short Duration Bond Fund

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

Short Duration Bond Fund 65

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Mortgage Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; Director of Choice Bank, a private, community bank based in North Dakota; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.

66 Short Duration Bond Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2023, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Short Duration Bond Fund 67

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

68 Short Duration Bond Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisors	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President and	Assistant Clerk, and
Boston, MA 02110	Chief Compliance Officer	Assistant Treasurer

Custodian	Michael J. Higgins	Janet C. Smith
State Street Bank	Vice President, Treasurer,	Vice President,
and Trust Company	and Clerk	Principal Financial Officer,
Principal Accounting Officer,
Legal Counsel	Jonathan S. Horwitz	and Assistant Treasurer
Ropes & Gray LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
Independent Registered	and Compliance Liaison	Vice President and
Public Accounting Firm		Chief Legal Officer
PricewaterhouseCoopers LLP
Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam Short Duration Bond Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2023	$95,777	$ —	$8,443	$ —
October 31, 2022	$100,402	$ —	$8,197	$ —

For the fiscal years ended October 31, 2023 and October 31, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $229,075 and $306,480 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2023	$ —	$220,632	$ —	$ —
October 31, 2022	$ —	$298,283	$ —	$ —

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

(a) No

(b) No

Item 14. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2023